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                                                                    Exhibit 10.5


                                  June 29, 2001



Mr. James E. Henry
c/o Diversified Security Solutions, Inc.
280 Midland Avenue
Saddle Brook, New Jersey 07663

Dear Mr. Henry:

                  This is to confirm our agreement that, effective as of the date hereof (the "Effective Date"), the Employment Agreement between us dated as of January 1, 2000 is amended as follows:

                  1. Section 15 of the Agreement entitled "Company Option to Terminate or Modify" is deleted in its entirety.

                  2. In all other respects, the Agreement shall continue in full force and effect in accordance with its original terms, as amended.

                  If the foregoing sets forth a correct statement of our agreement, please sign the duplicate hereof in the place indicated and return it to us.

                                          Sincerely,

                                          DIVERSIFIED SECURITY SOLUTIONS, INC.

                                          By:      /s/ Irvin F. Witcosky
                                              ---------------------------------
                                                      Irvin F. Witcosky
                                                   Executive Vice President


ACCEPTED AND AGREED:

 /s/ James E. Henry
---------------------
   James E. Henry